UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 2, 2003


                           Commission File No. 0-11178


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                      UTAH                                     87-0342734
         -------------------------------                  ------------------
         (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization)                   Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                         -------------------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------





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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

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     On November 2, 2003, the Audit Committee of the Board of Directors of Utah
Medical Products, Inc. ("UTMD" or "the Company") decided to engage Jones Simkins LLP, Logan, Utah as independent accountant and auditor to report on UTMD's financial statements for the year ended December 31, 2003, and to do the quarterly reviews in 2004.

     In conjunction with the new engagement, UTMD will discontinue the services of Tanner + Co., Salt Lake City, Utah as the Company's principal accountant to audit and report on the Company's financial statements. Tanner + Co. has served UTMD well for the last six years. Under SEC Regulation S-K, Reg.ss.229.304, the reason for the auditor change is dismissal, not resignation nor declining to stand for re-election.

       The report of Tanner + Co. on UTMD's financial statements consisting of consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. In addition to acting as UTMD's principal accountant, Tanner + Co. has prepared UTMD's tax filings for the past nine years and its quarterly reviews since such reviews have been required by SEC policies. Russell Brennan Keane, Athlone, Ireland has audited UTMD's Ireland subsidiary, Utah Medical Products Ltd., for the past five years.

       In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the disengagement of Tanner + Co., there were no disagreements with Tanner + Co. or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of UTMD's 2002 financial statements, Tanner + Co. noted no matters involving the internal control structure and operations that they considered to be material weaknesses.

     UTMD has provided Tanner + Co. with a copy of the foregoing disclosure. A letter addressed to the SEC by Tanner + Co. stating that the former audit firm agrees with the above statements made by the Company is attached as an exhibit.

     The Audit Committee, comprised of UTMD's outside directors, believes a change in auditors will be beneficial to executing its oversight responsibilities by providing a fresh look. The Audit Committee believes Jones Simkins has a staff and partners well suited to serve the needs of UTMD.

       No consultations occurred between UTMD and Jones Simkins during the two most recent fiscal years and any subsequent interim period prior to Jones Simkins' appointment regarding either (I) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on UTMD's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.


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                                ITEM 7. EXHIBITS

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   c)  Exhibits

                 SEC
 Exhibit #    Reference #      Title of Document
 ---------    -----------      -----------------

    1            16            Letter from Tanner + Co., dated November 5, 2003,
                               to the Securities & Exchange Commission regarding
                               Utah Medical Products, Inc.'s change in
                               certifying accountant.



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                                   SIGNATURES

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   Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          UTAH MEDICAL PRODUCTS, INC.
                          REGISTRANT


Date:    11/7/03          By:        \s\ Kevin L. Cornwell
      ---------------         -----------------------------------------
                             Kevin L. Cornwell
                             CEO

Date:    11/7/03          By:        \s\ Greg A. LeClaire
      ---------------         ----------------------------------------
                             Greg A. LeClaire
                             CFO

                                                                       Exhibit 1


November 5, 2003


Securities & Exchange Commission
Washington D.C. 20549

Ladies and Gentlemen:

We were previously the independent auditors of Utah Medical Products, Inc. and, under the date of January 21, 2003, we reported on the consolidated balance sheet of Utah Medical Products, Inc. as of December 31, 2002, and the related consolidated statements of income and other comprehensive income, stockholders' equity, and cash flows for the year then ended. On November 2, 2003 we were dismissed as the independent auditors of Utah Medical Products, Inc. We have read Utah Medical Products, Inc.'s statements included under Item 4 of its Form 8-K dated November 2, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with Utah Medical Products, Inc.'s statements related to the engagement of Jones Simkins LLP as principal accountants.

Very truly yours,



/s/ TANNER + CO.


TANNER + CO.